SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2001

MP3.COM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26697	33-0840026

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4790 Eastgate Mall San Diego, California (Address of Principal Executive Offices)	92121 (Zip Code)

(858) 623-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2
EXHIBIT 99.1
Exhibit 99.2

      This Current Report on Form 8-K is filed by MP3.com, Inc., a Delaware corporation (“MP3.com”), in connection with the transactions described herein.

Item 5. Other Events.

      On May 20, 2001, MP3.com, Vivendi Universal, a société anonyme organized under the laws of France (“Vivendi Universal”), and Metronome Acquisition Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Vivendi Universal (“Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, MP3.com will be merged with and into Sub (the “Merger”), with Sub continuing as the surviving corporation and as a wholly-owned subsidiary of Vivendi Universal. At the effective time of the Merger, each issued and outstanding share of common stock of MP3.com will be converted into, at the option of the holder thereof, the right to receive either (i) $5 in cash, or (ii) a number of Vivendi Universal shares (in the form of American Depositary Receipts) having a value of $5, subject to aggregate transaction consideration caps of 50% cash consideration and 50% share consideration, which may result in proration. The Merger has been structured as a reorganization under the Internal Revenue Code of 1986, as amended, that will be tax-free to MP3.com stockholders to the extent they receive Vivendi Universal shares. The Board of Directors of MP3.com has unanimously approved the Merger. The Merger is subject to approval by MP3.com’s stockholders, the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary closing conditions.

      In connection with the execution of the Merger Agreement, certain significant stockholders of MP3.com, including Michael L. Robertson, MP3.com’s Chairman and Chief Executive Officer, Robin D. Richards, MP3.com’s President and a Director, and several investment funds for which Mark A. Stevens, a Director of MP3.com and a General Partner of Sequoia Capital, is a managing member of the general partner, or a partner, of such funds, have entered into a Stockholder Agreement by which they have agreed to vote their shares, representing more than 50% of MP3.com’s outstanding capital stock, in favor of the Merger.

      The foregoing description of the Merger Agreement, the Stockholder Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and the Stockholder Agreement, attached hereto as Exhibit 2.1 and Exhibit 99.1, respectively, and incorporated herein by reference. The press release, dated May 20, 2001, issued by MP3.com and Vivendi Universal regarding the above-described transactions is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of May 20, 2001, by and among Vivendi Universal, S.A., Metronome Acquisition Sub Inc. and MP3.com, Inc.

99.1	Stockholder Agreement, dated as of May 20, 2001, by and among Vivendi Universal, S.A. and certain stockholders of MP3.com, Inc.

99.2	Joint Press Release, dated May 20, 2001, announcing the signing of the Merger Agreement and the Stockholder Agreement.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MP3.COM, INC.

Date: May 22, 2001	By: /s/ PAUL L.H. OUYANG

Name: Paul L.H. Ouyang
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 20, 2001, by and among Vivendi Universal, S.A., Metronome Acquisition Sub Inc. and MP3.com, Inc.

99.1	Stockholder Agreement, dated as of May 20, 2001, by and among Vivendi Universal, S.A. and certain stockholders of MP3.com, Inc.

99.2	Joint Press Release, dated May 20, 2001, announcing the signing of the Merger Agreement and the Stockholder Agreement.

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